DRIVEN BY VALUE

FREEPORT-MCMORAN

2nd Quarter 2017 Earnings Conference Call

July 25, 2017

A member of ICMM International Council on Mining & Metals

FCX LISTED NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential effects of cost and capital expenditure reductions, and production curtailments on financial results and cash flow; potential inventory adjustments; potential impairment of long-lived mining assets; the outcome of negotiations with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work (COW); the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes (including adoption of the financial assurance regulations as proposed by the EPA and CERCLA for the hard rock mining industry); political risks; labor relations; weather- and climate-related risks; environmental risks; litigation results (including the final disposition of the unfavorable Indonesian Tax Court ruling relating to surface water taxes); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC. With respect to FCX's operations in Indonesia, such factors include whether PT-FI will be able to resolve complex regulatory matters in Indonesia.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt, free cash flow and adjusted EBITDA which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q17 press release, which are also available on FCX's website, "fcx.com. A reconciliation of net debt, free cash flow and adjusted EBITDA to amounts reported in FCX's consolidated financial statements are included in this presentation.

2Q17 Highlights

- Strong Execution
  - Cost Management
  - Ongoing Capital Discipline
  - Improving Ore Grades in Indonesia
- $9.5 Billion Reduction in Net Debt Since YE 2015
- Primary Focuses
  - Safe & Efficient Operations
  - Resolving Long-term Rights in Indonesia
  - Building Long-term Values in Our Attractive Portfolio of Copper Assets
- $8.2 Billion in Liquidity as of 6/30/17*

Free Cash Flow Generation

($ in mm)



+$675
+$1,123
$1,037
OCF
@ Cu
$2.65/lb
$362
CAPEX
2Q17
$1,829
OCF
@ Cu
$2.65/lb
$706
CAPEX
1H17

NOTE: Net debt equals gross debt less consolidated cash; Free cash flow equals operating cash flow less CAPEX.
** Includes $4.7 bn in cash and $3.5 bn available under $3.5 bn revolver*

Copper Market Commentary



LME Copper Price
per pound
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
12/31/15
3/31/16
6/30/16
9/30/16
12/31/16
3/31/17
6/30/17
$2.72
7/24/17
$2.13
$2.20

Price Change	
Since 12/31/15	+27%
Since 9/30/16	+24%
YTD 2017	+9%

Source: Bloomberg

- **Market Fundamentals Remain Solid**
  - Chinese Demand Better than Expected in First Half of 2017
  - European Demand Healthy
  - North America Stable
- **Supply Side Issues in Focus**
  - Higher than Average Disruptions YTD
  - Scarcity of Major New Projects
- **Solid Fundamental Outlook**
  - With Modest Demand Growth (~1% per Annum), Wood Mackenzie Estimates 5MT of New Projects Required
  - New Supplies Require > $3/lb Copper Price
  - 7-10 Year Lead Time; Greenfield Projects are Scarce
  - Deficits On The Horizon – Timing?

Americas Status Report

- Strong Operating Performance
- Cerro Verde – Expanded Operations Continue to Perform Well
- Lone Star Project Near Safford Operation
  - Initial Production from Oxide Ores Could Begin in 2021 Following ~3 Years of Stripping
  - Project Would Use Existing Infrastructure
  - Evaluating Long-term Opportunities Available from Significant Sulfide Potential
- El Abra
  - Exploration Results Indicate Significant Sulfide Resource
  - Evaluating Potential Large-Scale Milling Operation
  - Future Investments Depend Upon Technical Studies, Economic Factors and Market Conditions
- Other U.S. Sulfides
  - Continue to Evaluate Opportunities to Reduce Capital Intensity of New Projects

Americas Free Cash Flow*

($ in mm)



+$509
$626
OCF
@ Cu
$2.64/lb
$117
CAPEX
2Q17

* *Free cash flow equals operating cash flow less CAPEX. Amounts for FCX's consolidated subsidiary, Freeport Minerals Corporation. CAPEX includes $42 mm for Miami Smelter upgrade.*

Large Development Project Inventory
Copper Sulfide Opportunities in Americas

- Bagdad
- Chino/Cobre
- El Abra
- Lone Star/Safford
- Morenci
- Sierrita



(bns of lbs)
60
137
266
Bagdad
Chino/Cobre
El Abra
Lone Star/ Safford
Morenci
Sierrita
Cerro Verde
Other
2P Reserves @ $2.00 Cu
Including Mineralized Material* @ $2.20 Contained Cu
Including Potential*

Future Development Subject to Market Conditions

* Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves. See Cautionary Statement.

PT-FI Update

- Exports Resumed in April 2017
- Experienced High Level of Worker Absenteeism During 2Q
  - Unfavorably Impacted Mining and Milling Rates
  - Despite Lower Rates, Higher Ore Grades and Sales from Inventory Boosted Sales Volumes (26% Increase YOY)
  - Increasing Workforce to Restore Normal Operating Rates
- Evaluating Mine Planning Opportunities to Accelerate High Grade Ore Production in 2018/2019 (by accessing a portion of Grasberg Block Cave through Open-Pit Mining)
- Discussions with Government of Indonesia:
  - Engaged in Active Negotiations on Conversion of COW to IUPK/Investment Stability Agreement
  - Discussing Requirements for Construction of New Smelter and GoI's Divestment Request
  - Parties Working Cooperatively to Reach Long-Term Resolution During 2017

PT-FI Free Cash Flow*

($ in mm)



+$292
$505
$213
OCF
@ Cu
$2.67/lb
CAPEX
2Q17

2Q17 Unit Net Cash Cost: 13¢/lb
89% Lower Than 2Q16

** Free cash flow equals operating cash flow less CAPEX.*

Deep MLZ Update

- In June, DMLZ Impacted by Mining-Induced Seismic Activity (Not Uncommon in Block Caving)
- Conditions at DMLZ (Depth Beneath Surface and Rock Strengths) Different from PT-FI's Other Ore Bodies
- Slowing Initial Ramp up to Manage Rock Stress Until the Cave is Sustained
- Expect Ramp-up to 80K t/d in 2021, but at a Slower Pace
- Estimated Metal Deferrals*
  - 2017e: 100 mm lbs Cu & 135K ozs Au
  - 2018e: 200 mm lbs Cu & 270K ozs Au



DMLZ Ramp-up (K t/d)
80
60
40
20
0
Prior Plan
Current
2017e
2018e
2019e
2020e
2021e



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

Reserves* (as of December 31, 2016)	DMLZ	Grasberg Block Cave
Tonnes (mm)	439	964
Copper Grade (%)	0.9	1.03
Gold Grade (g/t)	0.75	0.78
Copper (bn lbs)	7.6	18.5
Gold (mm ozs)	8.4	15.7
Start-up Year	2015	2019
Target (K t/d)	80	130-160
Ramp-up (years)	6	6
Depth below surface (meters)	1,500	400

** 100% Basis*

NOTE: Ore grades in ramp-up of underground mines expected to be higher than life-of-mine average
e = estimate. See Cautionary Statement.

Grasberg Block Cave

World Class Design


GBC Rail Lines


Service Shaft
Hoist Room


Rail Car Unloading Station


Train Car Test Track

Grasberg Block Cave Design

Oblique View Looking Southwest

***Reserves**: 964mm t @ 1.03% Cu & 0.78 g/t Au*


Production
Levels
~1 km
Fixed Facilities
Ventilation
Drifts
Tunnels from
Ridge Camp
Pump
Station
Crushers
Conveyor & Service Declines

PT-FI History of Block Caving


GBT
(depleted)
IOZ
(depleted)
DOZ
(operating)
DMLZ

Ertsberg East

1980's	GBT block cave mine	*Depleted*
1990's	IOZ block cave mine	*Depleted*
2000's	DOZ block cave mine	*Operating*
Future	• DMLZ • Grasberg BC • Kucing Liar	*Start-up* *In development* *Future development*

Financial Benefits to Indonesia

- Positive Long-term Historical Relationship
- 50-Year History of Operations in Indonesia
- Contributed $60+ Bn to National GDP Since 1992
- Largest Private Employer in Papua & Significant Economic Engine for Development in Region
- One of the Largest Taxpayers in Indonesia
- Contributed 1% of Revenues to Local Community Through the *"Freeport Partnership Fund For Community Development"*
  - Over $680 Million Since Inception (1996) Through 2016

Financial Benefits Breakdown

~$19 Billion



GOI
62%
FCX
38%

(2007-2016)

Future Taxes, Royalties & Dividends for Government through 2041 Expected to Exceed $40 Bn*

** Assumes full development; based on long-term pricing of $3/lb for copper and $1,200/oz for gold.*

2017e Outlook

Sales Outlook	▪ Copper: 3.7 Billion lbs. ▪ Gold: 1.6 Million ozs. ▪ Molybdenum: 93 Million lbs.
Unit Cost of Copper	▪ Site Production & Delivery: $1.58/lb ▪ After By-product Credits [(1)]: $1.19/lb, Including $1.28/lb for 3Q17e
Operating Cash Flows [(2)]	▪ ~$3.8 Billion (@ $2.65/lb Copper for 2H17e) ▪ Each 10¢/lb Change in Copper for 2H17e = $180 MM
Capital Expenditures	▪ $1.6 Billion – $0.9 Billion for Major Projects, Including $0.7 Billion for Underground Development in Indonesia [(3)] – $0.7 Billion for Other Mining

(1) *Assumes average prices of $1,250/oz gold and $7.50/lb molybdenum for 2H17e.*
(2) *Assumes average prices of $1,250/oz gold and $7.50/lb molybdenum for 2H17e; each $100/oz change in gold would have an approximate $80 mm impact and each $2/lb change in molybdenum would have an approximate $40 mm impact.*
(3) *As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to reduce or defer investments significantly in underground development projects.*
e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
4.65
4.17
Net of Volumes Sold in Tenke/Morenci Transactions
3.7
3.85
2016
2017e
2018e

Note: Consolidated copper sales include 910 mm lbs in 2016, 670 mm lbs in 2017e and 690 mm lbs in 2018e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



3
2
1
0
1.1
1.6
2.4
2016
2017e
2018e

Note: Consolidated gold sales include 99k ozs in 2016, 150k ozs in 2017e and 220k ozs in 2018e for noncontrolling interest.

Molybdenum Sales (million lbs)



90
60
30
0
74
93
90
2016
2017e
2018e

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

EBITDA
($1,250/oz Gold, $7.50/lb Molybdenum)*

10¢ change in copper = $360 mm
$1 change in moly = $50 mm
$50 change in gold = $115 mm



(US$ billions)
$8
$6
$4
$2
$0
2018e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Operating Cash Flow (excluding Working Capital changes)
($1,250/oz Gold, $7.50/lb Molybdenum)*

10¢ change in copper = $280 mm
$1 change in moly = $45 mm
$50 change in gold = $65 mm



(US$ billions)
$6
$4
$2
$0
2018e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Note: For 2018e price sensitivities see slide 24. EBITDA equals operating income plus depreciation, depletion and amortization.
** Average prices as noted for 2018e*
e = estimate. See Cautionary Statement.

Capital Expenditures

(US$ billions)



Future Spending Dependent on Improvement in Market Conditions and Continued Grasberg Underground Development
$2.8
Oil & Gas
1.2
Major Mining Projects
1.2
Other Mining
0.4
TOTAL MINING
1.6
$1.6
0.9*
0.7
$1.9
0.9*
1.0
2016
2017e
2018e

* *Major mining projects include $0.7 billion associated with Grasberg Underground development in 2017e and $0.75 billion for 2018e. As a result of regulatory uncertainty, PT-FI has slowed investments in its underground development projects. If PT-FI is unable to reach agreement with the Indonesian government on its long-term mining rights, FCX intends to reduce or defer investments significantly in underground development projects.*

Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Cerro Verde Credit Facility Amended & Extended

- Amended in June 2017
- Loan Amount Increased from $1.3 Bn to $1.5 Bn
- Extended Final Maturity from March 2019 to June 2022
- All Other Terms, Including Interest Rates, Remain the Same
- Increases Financial Flexibility & Reduces 2018 and 2019 Maturities by $1.3 Bn

Original Amortization


($ in billions)
$0
$0.645
$0.630
$0
$0
$0
2017
2018
2019
2020
2021
2022

Total: $1.275 Bn

Amended & Extended Amortization


($ in billions)
$0
$0
$0
$0.225
$0.750
$0.525
2017
2018
2019
2020
2021
2022

Total: $1.5 Bn

DRIVEN BY VALUE FREEPORT-MCMORAN

Restoring Balance Sheet Strength

Year-End 2017e Net Debt at Varying Copper Prices


(US$ billions)
$20.0
$15.0
$10.0
$5.0
$0.0
$20.1
$11.8
$10.7
$10.0
$9.6
$9.2
YE 2015
YE 2016
6/30/2017
$2.50
$2.75
$3.00
Net Debt/2017e EBITDA
2.1x
1.8x
1.5x
YE 2017e

Note: Sensitivity assumes $7.50/lb Molybdenum and $1,250/oz Gold for 2H17e.
Net debt equals gross debt less consolidated cash. EBITDA equals operating income plus depreciation, depletion and amortization.
e= estimate. See Cautionary Statement.

Positive Long-term Outlook

FREEPORT-MCMORAN

Industry-Leading Copper Position	Experienced Team of Operators & Developers	Long-lived, Geographically Diverse Portfolio	Financially Strong
			

Executing Clearly Defined Strategy

Reference Slides

Financial Highlights

Sales Data	2Q17	1H17
Copper		
Consolidated Volumes (mm lbs)	942	1,751
Average Realization (per lb)	$2.65	$2.65
Site Production & Delivery Costs (per lb)	$1.64	$1.62
Unit Net Cash Costs (per lb)	$1.20	$1.29
Gold		
Consolidated Volumes (000's ozs)	432	614
Average Realization (per oz)	$1,243	$1,242
Molybdenum		
Consolidated Volumes (mm lbs)	25	49
Average Realization (per lb)	$9.58	$9.16

Financial Results (in billions, except per share amounts)	2Q17	1H17
Revenues	$3.7	$7.1
Net Income Attributable to Common Stock	$0.3(1)	$0.5
Diluted Net Income Per Share	$0.18(1)	$0.34
Operating Cash Flows (2)	$1.0	$1.8
Capital Expenditures	$0.4	$0.7
Total Debt	$15.4	$15.4
Consolidated Cash	$4.7	$4.7

(1) After adjusting for net gains of $27 million (1¢/share) for 2Q17, adjusted net income attributable to common stock totaled $241 million (17¢/share) for 2Q17. Additionally, 2Q17 results included the deferral of $51 million (4¢/share) associated with sales from FCX's mining operations to affiliated smelters, which will be recognized in future periods when final sales to third parties occur. For additional information, refer to "Adjusted Net Income (Loss)" and "Deferred Profits" in the supplemental schedules of FCX's 2Q17 press release, which are available on FCX's website.

(2) Includes net working capital sources and changes in tax payments of $144 mm for 2Q17 and $322 mm for 1H17.

2Q 2017 Mining Operating Summary

2Q17 Unit Production Costs

Cash Unit Costs (per pound of copper)	North America	South America	Indonesia	Consolidated
Site Production & Delivery	$1.59	$1.55	$1.80	$1.64
By-Product Credits	(0.16)	(0.13)	(2.21)	(0.70)
Treatment Charges	0.10	0.22	0.26	0.18
Royalties & Export Duties	-	0.01	0.28	0.08
Unit Net Cash Costs	$1.53	$1.65	$0.13	$1.20

Sales From Mines for 2Q17 & 2Q16 by Region



North America
South America(2)
Indonesia(3)
408
464
25 (1)
19 (1)
Cu
mm lbs
Mo
mm lbs
2Q17
2Q16
2Q17
2Q16
287
327
2Q17
2Q16
247
196
427
151
Au
000 ozs
2Q17
2Q16
2Q17
2Q16

(1) Includes 7 mm lbs in 2Q17 and 4 mm lbs in 2Q16 from South America.
(2) Silver sales totaled 848k ozs in 2Q17 and 911k ozs in 2Q16.
(3) Silver sales totaled 851k ozs in 2Q17 and 562k ozs in 2Q16.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 2Q17 press release, which is available on FCX's website.

2017e Operating Estimates

2017e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Consolidated
Cash Unit Costs [(1)]				
Site Production & Delivery [(2)]	$1.59	$1.57	$1.56	$1.58
By-product Credits	(0.16)	(0.14)	(1.96)	(0.65)
Treatment Charges	0.11	0.21	0.26	0.19
Royalties & Export Duties	-	0.01	0.27	0.07
Unit Net Cash Costs	$1.54	$1.65	$0.13	$1.19

2017e Sales by Region

North America *South America* *Indonesia*



1,460
Cu
mm lbs
93 (3)
Mo
mm lbs
1,230
1,020
1.6 (4)
Au
mm ozs

(1) Estimates assume average prices of $2.65/lb for copper, $1,250/oz for gold and $7.50/lb for molybdenum for 2H17e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

(4) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2017e Quarterly Sales

Copper Sales *(million lbs)*



1,200
900
600
300
0
809
942
940
1,020
1Q17
2Q17
3Q17e
4Q17e

Note: Consolidated copper sales include approximately 156 mm lbs in 1Q17, 158 mm lbs in 2Q17, 176 mm lbs in 3Q17e and 180 mm lbs in 4Q17e for noncontrolling interest; excludes purchased copper.

Gold Sales *(thousand ozs)*



750
500
250
0
182
432
375
610
1Q17
2Q17
3Q17e
4Q17e

Note: Consolidated gold sales include approximately 17k ozs in 1Q17, 40k ozs in 2Q17, 36k ozs in 3Q17e and 57k ozs in 4Q17e for noncontrolling interest.

Molybdenum Sales *(million lbs)*



25
20
15
10
5
0
24
25
22
22
1Q17
2Q17
3Q17e
4Q17e

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

Change	2018e EBITDA	2018e Operating Cash Flow
Copper: (1) +/- $0.10/lb	$360	$280
Molybdenum: (1) +/- $1.00/lb	$50	$45
Gold: (1) +/- $50/ounce	$115	$65
Currencies: (2) +/- 10%	$140	$100

(1) Impacts as noted for changes in commodity prices for the period 2018e

(2) U.S. Dollar Exchange Rates: 663 Chilean peso, 13,300 Indonesian rupiah, $0.75 Australian dollar, $1.13 Euro, 3.22 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2017e-2022e

2017e – 2022e PT-FI Share
Total: 6.2 billion lbs copper
Annual Average: 1.0 billion lbs

2017e – 2022e PT-FI Share
Total: 9.0 million ozs gold
Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.6
1.2
2.4
0.8
1.0
1.0
1.2
1.2
1.3
1.0
1.5
2017e
2018e
2019e
2020e
2021e
2022e

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

FCX Debt Maturities as of 6/30/17

(US$ billions)

Total Debt & Cash at 6/30/17

FCX Revolver	$ -
Senior Notes	13.9
Cerro Verde Credit Facility	1.5
Total Debt	$15.4
Consolidated Cash	$ 4.7



$8
$6
$4
$2
$0
$0.7
2.30% Sr. Notes
2017
$1.5
2.375% Sr. Notes
2018
$0.2
2019
6.125% Sr. Notes
$1.9
CV Non-recourse
3.1% & 6.5% Sr. Notes
2020
$1.6
CV Non-recourse
4% & 6.625% Sr. Notes
2021
$2.9
CV Non-recourse
3.55% & 6.75% Sr. Notes
2022
$2.8
3.875% & 6.875% Sr. Notes
2023
$0.8
4.55% Sr. Notes
2024
$3.0
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
Thereafter

Adjusted EBITDA Reconciliation

(in millions)	2Q 2017	12 Months Ended 6/30/2017
Net Income Attributable to Common Stock – Continuing Operations	$260	$1,011
Interest expense, net	162	697
Income tax provision	186	538
Depreciation, depletion and amortization	450	2,075
Net (credits) charges for drillship settlement/idle rig and other contract termination	(10)	113
Loss on exchanges and early extinguishment of debt	4	13
Net (gain) loss on sales of assets	(10)	67
Accretion	32	130
Other net charges [1]	70	286
Other income, net	(10)	(19)
Net income attributable to noncontrolling interest (NCI)	66	259
Equity in affiliated companies' net losses (earnings)	1	(6)
Impairment of oil and gas properties	-	239
Gain on redemption and preferred dividends attributable to redeemable NCI	-	(182)
Eliminations and adjustments from discontinued operations [2]	-	(120)
Adjusted EBITDA – Continuing Operations	**$1,201**	**$5,101**
Adjusted EBITDA – Discontinued Operations [2]	**4**	**178**
FCX Adjusted EBITDA [3]	**$1,205**	**$5,279**

(1) Other net charges include (i) mining-related charges for PT-FI workforce reductions ($87 million for 2Q17 and $108 million for the 12-month period) and asset retirement/ impairment and molybdenum inventory adjustments ($9 million for 2Q17 and $90 million for the 12-month period) and (ii) net oil and gas restructuring charges ($4 million for 2Q17 and $51 million for the 12-month period), partly offset by (iii) net credits to environmental obligations and related litigation reserves ($30 million for 2Q17 and $27 million for the 12-month period). The 12-month period also includes oil and gas charges for inventory adjustments and asset impairment ($23 million) and net noncash mark-to-market losses on oil derivative contracts ($41 million).

(2) Adjustment reflects the inclusion of adjustments made to Africa mining's gross profit in connection with reporting Tenke as discontinued operations, primarily associated with the elimination of intercompany sales to other FCX subsidiaries.

(3) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.